EXHIBIT 99.1
                                                                    ------------



                        WAIVER AND FORBEARANCE AGREEMENT

         WAIVER AND FORBEARANCE AGREEMENT dated as of August 30, 2002 (the "AGREEMENT"), among The Penn Traffic Company, Dairy Dell, Inc., Big M Supermarkets Inc. and Penny Curtiss Baking Company Inc. (individually and collectively, the "BORROWERS"), the Lenders (as defined below) and Fleet Capital Corporation as Administrative Agent (the "AGENT"). This Agreement is made with reference to the Revolving Credit and Term Loan Agreement dated as of June 29, 1999 (as the same has been and may be further amended, supplemented or modified from time to time in accordance with its terms, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders party thereto (the "LENDERS"), the Agent, GMAC Business Credit LLC as documentation agent ("GMAC") and AmSouth Bank and Bank of America Trust and Savings Association as co-agents (together with GMAC, the "ADDITIONAL AGENTS"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrowers, the Lenders, the Agent and the Additional Agents are parties to the Credit Agreement;

         WHEREAS, the Borrowers have (i) informed the Agent and the Lenders that certain Events of Default currently exist, may exist or may arise under the Credit Agreement and (ii) requested that the Agent and the Lenders temporarily waive the effect of such Events of Default and forbear from exercising their rights and remedies under the Credit Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                         SECTION I. WAIVER; FORBEARANCE

         1.01 ACKNOWLEDGMENT OF EVENTS OF DEFAULT. The Borrowers represent, acknowledge and agree that (a) because of an accounting misstatement resulting primarily from an inventory overstatement continuing for approximately three years and three months in the Borrowers' Penny Curtiss baking operation, certain Events of Default have or may have occurred and be continuing, and may arise prior to the Forbearance Termination Date (as hereinafter defined), under the Credit Agreement on account of such inventory overstatement, and (b) the Borrowers may currently and/or prior to the Forbearance Termination Date be out of compliance with one or more of Sections 8.14, 8.15, 8.16 and 8.17 of the Credit Agreement which noncompliance would now or hereafter constitute one or more Events of Default (as so described or specified in clauses (a) and (b), collectively, the "DESIGNATED EVENTS OF DEFAULT"). The Borrowers also acknowledge and agree that, but for the terms of this Agreement, the Agent and the Lenders may, if they so elect, proceed to enforce their rights and remedies under the Loan Documents. In addition, the Borrowers acknowledge and agree that as a result of the Designated Events of Default, the Lenders are under no obligation to advance additional funds to the Borrowers pursuant to the Credit Agreement.

         1.02 WAIVER; FORBEARANCE. Subject to all of the terms and conditions set forth herein, the Agent and each of the Lenders agree to waive the Designated Events of Default and

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agree to forbear from exercising their rights and remedies under the Credit
Agreement and the other Loan Documents with respect to the Designated Events of Default until that date (the "FORBEARANCE TERMINATION DATE") which is the earliest to occur of (a) the failure after the date hereof of the Borrowers to comply with any of the terms or conditions set forth in the Credit Agreement and/or the other Loan Documents (except as waived by this Agreement), (b) the occurrence after the date hereof of any Event of Default other than the Designated Events of Default, (c) the failure of the Borrowers to comply with any term set forth in this Agreement, including, without limitation, the Borrowers' undertakings set forth in Section 5 hereof, (d) the date that the Borrowers, any affiliate of the Borrowers or any person or entity claiming by or through the Borrowers joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against the Agent, the Lenders the Additional Agents or any affiliate of the Agent or any Lender or any Additional Agent relating to the indebtedness referred to as the Obligations or any amounts owing hereunder in connection with or related to any of the transactions contemplated by the Credit Agreement, the other Loan Documents, this Agreement or any documents, agreements or instruments executed in connection with this Agreement, and (e) October 31, 2002. For purposes of greater clarity, during the period from the date hereof to the Forbearance Termination Date, the Borrowers may borrow, repay and reborrow Revolving Borrowings, subject to the terms, provisions and limitations set forth herein and in the Credit Agreement (except as waived by this Agreement). On and after the Forbearance Termination Date, the Agent and the Lenders may proceed, in accordance with the terms of the Credit Agreement, to enforce any or all of their rights under or in respect of this Agreement, the Credit Agreement, the other Loan Documents and applicable law, including, without limitation, the right to require that the Borrowers repay immediately the Notes.

                SECTION II. RATIFICATION OF EXISTING AGREEMENTS

         2.01 All of the representations and warranties made by the Borrowers in the Credit Agreement and the other Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any of such representations and warranties relate by their terms to a prior date or relate to the Borrowers' representations or warranties or compliance with covenants the breach of which has caused or may cause one or more Designated Events of Default.

         2.02 The Borrowers agree that the Obligations of the Borrowers to the Agent and each of the Lenders as evidenced by or otherwise arising under the Credit Agreement and the other Loan Documents (except as waived by this Agreement) are, by the Borrowers' execution of this Agreement, ratified and confirmed in all respects.

         2.03 The Borrowers acknowledge and agree that all of their obligations arising under and relating to this Agreement constitute Obligations under the Credit Agreement.

                       SECTION III. CONDITIONS PRECEDENT

         The Agent's and each of the Lenders' waivers and forbearance obligations hereunder shall be subject to the fulfillment of the following conditions on the date hereof:


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

         3.01 All representations and warranties contained in this Agreement or otherwise made in writing to the Agent in connection herewith shall be true and correct.

         3.02 No unwaived event shall have occurred which constitutes an Event of Default under the Credit Agreement (other than the Designated Events of Default) or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

         3.03 The Borrowers shall have delivered to the Agent for the benefit of each of the Lenders the Forbearance Fee (as such term is defined in Section 5.04 hereof).

         3.04 The Borrowers and the Required Lenders shall have executed and delivered this Agreement to the Agent.

         3.05 The Agent shall have received satisfactory evidence that all corporate action necessary for the valid execution and delivery by the Borrowers of this Agreement and any and all other agreements and documents contemplated pursuant to the transactions contemplated by this Agreement and the performance of the transactions contemplated hereby and thereby shall have been taken.

         3.06 The Agent shall have received from the Borrowers such other approvals, opinions of counsel or documents as the Agent may reasonably request, which shall be in form and substance reasonably satisfactory to the Agent.

                     SECTION IV. COVENANTS OF THE BORROWERS

         The Borrowers covenant and agree with the Agent and each of the Lenders as follows:

         4.01 COMPLIANCE WITH LOAN DOCUMENTS. The Borrowers shall comply and continue to comply with all of the terms, covenants and provisions contained in the Loan Documents and any other instruments evidencing or creating any of the Obligations except as such terms, covenants and provisions are expressly modified by this Agreement.

         4.02     CERTAIN COVENANTS. Notwithstanding the waivers provided in
Section 1.02 of this Agreement, and without limitation of Section 4.01 hereof, the Borrowers shall continue to perform their obligations under Article 7 of the Credit Agreement; provided, that any information, reports or statements delivered thereunder (including certifications), may be qualified to the extent that the accuracy thereof is affected by any circumstances underlying any Designated Events of Default.

                            SECTION V. MISCELLANEOUS

         5.01 The Borrowers jointly and severally represent and warrant (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each of the Lenders that:


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

                  (a) Such party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                  (b) No consent of any other person, and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement by such party;

                  (c) This Agreement has been duly executed and delivered on behalf of such party by a duly authorized officer of such party, and constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

                  (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of such party; and

                  (e) (i) On and as of the date hereof and giving effect to this Agreement, (x) no Event of Default has occurred under the Credit Agreement, and (y) no default or event of default has occurred under the Senior Notes Indenture, and (ii) giving effect to this Agreement no default or event of default will occur under the Senior Notes Indenture through the Forebearance Termination Date on account of the circumstances underlying the Designated Events of Default.

         5.02 NO PRESENT CLAIMS. The Borrowers acknowledge and agree that, as of the date hereof in respect of the Loan Documents and transactions thereunder: (a) none of the Borrowers or any of their affiliates has any claim or cause of action against any of the Lenders or the Agent or the Additional Agents (or any of their directors, officers, employees, attorneys or agents);
(b) none of the Borrowers or any of their affiliates has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the Lenders or the Agent; and (c) each of the Lenders, the Agent and the Additional Agents have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers and each of their affiliates. The Lenders, the Agent and the Additional Agents wish (and the Borrowers agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters in respect of the Loan Documents and transactions thereunder (except as waived by this Agreement), would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Lenders, the Agent and the Additional Agents. Therefore, the Borrowers, on their behalf and on behalf of each of their respective successors and assigns, hereby waive, release and discharge the Lenders, the Agent and the Additional Agents and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loan Documents and any documents, instruments, agreements (including this Agreement), dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior


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

to the date of this Agreement related to the Loan Documents. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.

         5.03 NO WAIVER. Except as otherwise expressly provided for in this Agreement, nothing in this Agreement shall extend to or affect in any way any of the rights or obligations of the Borrowers or any of the Agent's or the Lenders' obligations, rights and remedies arising under the Loan Documents, and neither the Agent nor any Lender shall be deemed to have waived any or all of its rights or remedies with respect to any Default of Event of Default existing on the date hereof or arising hereafter other than the Designated Events of Default.

         5.04 FEES. In consideration of the Lenders' agreement to this Agreement, the Borrowers agree to pay to the Agent a forbearance fee, in addition to any and all other fees which are due or may become due to the Lenders, in an amount equal to 1/10th of 1% of the Lenders' Aggregate Exposure (the "FORBEARANCE FEE") payable on or before August 29, 2002 for distribution thereafter by the Agent to the Lenders agreeing or consenting to this Agreement in writing on or before August 29, 2002, in accordance with each such Lender's Pro Rata Share. The Borrowers acknowledge and agree that the Forbearance Fee set forth herein constitutes an Obligation under the Credit Agreement. The Pro Rata Share of any Lender not so agreeing or consenting hereto shall be returned to the Borrowers.

         5.05 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CONFLICTS OF LAWS PRINCIPLES THEREOF REQUIRING THE APPLICATION OF THE LAW OF A DIFFERENT JURISDICTION).

         5.06 WAIVER OF JURY TRIAL. THE BORROWERS HEREBY WAIVE THEIR RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OF THE BORROWERS' OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH OBLIGATIONS. THE BORROWERS hereby waive any right THEY may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. the Borrowers confirm that none of the Agent, any of the Lenders, nor any of their respective agents, employees, or representatives has indicated, either orally or in writing, that the Agent or any lender would not seek to enforce the foregoing waivers.

         5.07 COUNTERPARTS; FACSIMILE SIGNATURE. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the Borrowers, the Agent and the Required Lenders shall be delivered to the Agent. Delivery of an executed counterpart of a signature page to this


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Agreement by telecopier shall be as effective as delivery of a manually executed signature page hereto and the full text of this Agreement.

         5.08 HEADINGS. Headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         5.09 WAIVERS; AMENDMENTS. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers, the Agent and the Required Lenders.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   BORROWERS:

                                   THE PENN TRAFFIC COMPANY


                                   By:
                                        ---------------------------------------
                                        Title:

                                   DAIRY DELL, INC.


                                   By:
                                        ---------------------------------------
                                        Title:

                                   BIG M SUPERMARKETS, INC.


                                   By:
                                        ---------------------------------------
                                        Title:

                                   PENNY CURTISS BAKING COMPANY


                                   By:
                                        ---------------------------------------
                                        Title:

                                   ADMINISTRATIVE AGENT:
                                   --------------------

                                   FLEET CAPITAL CORPORATION


                                   By:
                                        ---------------------------------------
                                        Title:

                                   SWING LINE LENDER:
                                   -----------------

                                   FLEET CAPITAL CORPORATION


                                   By:
                                        ---------------------------------------
                                        Title:


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

                                   LENDERS:
                                   -------

                                   FLEET CAPITAL CORPORATION


                                   By:
                                        ---------------------------------------
                                        Title:

                                   GMAC BUSINESS CREDIT, LLC.


                                   By:
                                        ---------------------------------------
                                        Title:

                                   AMSOUTH BANK


                                   By:
                                        ---------------------------------------
                                        Title:

                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS ASSOCIATION


                                   By:
                                        ---------------------------------------
                                        Title:

                                   HELLER FINANCIAL, INC.


                                   By:
                                        ---------------------------------------
                                        Title:

                                   LASALLE BUSINESS CREDIT, INC.


                                   By:
                                        ---------------------------------------
                                        Title:

                                   CITIZENS BUSINESS CREDIT COMPANY


                                   By:
                                        ---------------------------------------
                                        Title:


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


                                   THE CIT GROUP/BUSINESS CREDIT, INC.


                                   By:
                                        ---------------------------------------
                                        Title:

                                   IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                   By:
                                        ---------------------------------------
                                        Title:

                                   FOOTHILL CAPITAL CORPORATION


                                   By:
                                        ---------------------------------------
                                        Title:

                                   TRANSAMERICA BUSINESS CREDIT CORPORATION


                                   By:
                                        ---------------------------------------
                                        Title:

                                   SOVEREIGN BANK


                                   By:
                                        ---------------------------------------
                                        Title:

                                   THE PROVIDENT BANK


                                   By:
                                        ---------------------------------------
                                        Title:


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


ACKNOWLEDGED AND AGREED:

P.T. FAYETTEVILLE/UTICA, LLC


By:
    --------------------------------
    Name:
    Title:

P.T. DEVELOPMENT, LLC


By:
    --------------------------------
    Name:
    Title:


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